1 1Q 2026 Financial Highlights Exhibit 99.3 April 17, 2026 NYSE: STT

1Q26 highlights

All comparisons are to corresponding prior year period unless otherwise noted.

Ex-notables[A]	1Q26
Total revenue	$3.8B ▲16%
Fee revenue	$3.0B ▲15%
Total expenses	$2.7B ▲9%
Operating leverage	616bps
Pre-tax margin	29.0%
ROTCE	20.1%
EPS	$2.84 ▲39%

Investment Servicing

Investment Services

- **Record AUC/A** of **$54.5T** at quarter-end; AUC/A wins of **$365B**[1,2]
- New servicing fee revenue wins of **$56M**[2]
- **1** new State Street Alpha® mandate win[1]

State Street Markets

- Integrated liquidity and financing solutions driving strong client volumes; Record FX trading volumes up 25%, securities on loan up 20%[B]

Investment Management

- **AUM** of **$5.6T** at quarter-end with total net inflows of **$49B**[1]
- **Record quarterly SPYM ETF inflows**: #1 asset gathering ETF globally
- **Expanded capabilities** with **57** new products and solutions launched
- **Earned 4 awards** at the 2026 ETF.com Awards for ALLW and PRIV[3]

Balance sheet	Capital return[4]	Capital ratios[5]
$293B Interest-earning assets[B]	$633M Total capital return	10.6% CET1
1.16% Net interest margin[6]	90% Payout ratio	5.4% Tier 1 leverage

[A] Ex-notables and some other metrics (e.g., ROTCE) are non-GAAP presentations; refer to the Appendix for a reconciliation, and further explanations, of non-GAAP measures. See page 3 for a summary of our 1Q26 financial results, and the Addendum to these materials for a further summary of our 1Q26 financial results, presented on a GAAP-basis.
[B] Represents average.
Refer to the Appendix included with this presentation for endnotes 1 to 23.

2 STATE STREET

Summary of 1Q26 financial results

Financial results[A]

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters 1Q25	4Q25	1Q26	%Δ 4Q25	1Q25
Revenue:					
Servicing fees	$1,275	$1,388	$1,409	2%	11%
Management fees	587	717	724	1	23
Foreign exchange trading services	337	350	435	24	29
Securities finance	114	127	116	(9)	2
Software services	158	163	169	4	7
Other fee revenue[7]	99	117	107	(9)	8
Total fee revenue	**2,570**	**2,862**	**2,960**	**3**	**15**
Net interest income	**714**	**802**	**835**	**4**	**17**
Total revenue	**$3,284**	**$3,667**	**$3,796**	**4%**	**16%**
Provision for credit losses	12	8	16	nm	33%
Total expenses	**$2,450**	**$2,741**	**$2,811**	**3%**	**15%**
Net income before income taxes	$822	$918	$969	6%	18%
Net income	**$644**	**$747**	**$764**	**2%**	**19%**
Diluted earnings per share	**$2.04**	**$2.42**	**$2.49**	**3%**	**22%**
Return on average common equity	**10.6%**	**11.3%**	**11.6%**	**0.3%pts**	**1.0%pts**
Return on average tangible common equity[B]	**16.4%**	**17.5%**	**17.6%**	**0.1%pts**	**1.2%pts**
Pre-tax margin	**25.0%**	**25.0%**	**25.5%**	**0.5%pts**	**0.5%pts**
Tax rate	**21.7%**	**18.6%**	**21.2%**	**2.6%pts**	**(0.5)%pts**
Ex-notable items, non-GAAP[B]:					
Total fee revenue	*$2,570*	*$2,862*	*$2,960*	*3%*	*15%*
Total revenue	*$3,284*	*$3,667*	*$3,796*	*4%*	*16%*
Total expenses	*$2,450*	*$2,535*	*$2,681*	*6%*	*9%*
Diluted earnings per share	*$2.04*	*$2.97*	*$2.84*	*(4)%*	*39%*
Return on average common equity	*10.6%*	*13.9%*	*13.3%*	*(0.6)%pts*	*2.7%pts*
Return on average tangible common equity	*16.4%*	*21.5%*	*20.1%*	*(1.4)%pts*	*3.7%pts*
Pre-tax margin	*25.0%*	*30.7%*	*29.0%*	*(1.7)%pts*	*4.0%pts*

Performance highlights

All comparisons are to corresponding prior year period unless otherwise noted. See note B below for a description of ex-notables presentation.

- Total revenue of **$3.8B**, up 16%
  - Fee revenue of **$3.0B**, up 15% reflecting broad-based strength across the franchise
  - NII of **$835M**, up 17% reflecting a 16bps increase in NIM and average interest-earning assets growth of 1%
- Total expenses of **$2.8B**, up 15%; **$2.7B** ex-notables, up 9% driven primarily by higher revenue-related costs, continued investments, and the negative impact of currency translation

Notable items[B]

($M, except EPS data)	Quarters[B] 1Q25	4Q25	1Q26
Repositioning charges	-	$(226)	$(89)
Client rescoping	-	-	(41)
Other notable items (net)	-	20	-
Total notable items (pre-tax)	**-**	**$(206)**	**$(130)**
Income tax impact from notable items	-	(49)	(32)
EPS impact	**-**	**$(0.55)**	**$(0.35)**

[A] In 1Q26, certain fee revenue items were reclassified as follows: 1) Distribution and marketing revenues were moved from FX trading services to Management fees; 2) Lending related and other fees were reclassified from Software and processing fees to Other fee revenue. Prior-period amounts have been reclassified to conform to the current presentation. Please see page 14 for additional detail on these reclassifications.
[B] Ex-notables and some other metrics (e.g., ROTCE) are non-GAAP presentations; refer to the Appendix for a reconciliation, and further explanations, of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 23.

3

STATE STREET

4 Servicing fees Refer to the Appendix included with this presentation for endnotes 1 to 23. 1Q25 2Q25 3Q25 4Q25 1Q26 $1,275 $1,304 $1,357 $1,409$1,388 +11% +2% 1Q25 2Q25 3Q25 4Q25 1Q26 AUC/A 1 AUC/A ($T) $46.7 $49.0 $51.7 $53.8 $54.5 AUC/A wins ($B) 182 1,093 361 484 365 AUC/A to be installed ($B) 3,056 3,975 3,634 2,500 2,748 Servicing fees ($M) 2 Servicing fee rev. wins $55 $145 $47 $87 $56 Servicing fee rev. to be installed 356 444 401 320 315 Servicing fees of $1,409M up 11% YoY and 2% QoQ • Up 11% YoY and 2% QoQ primarily driven by higher average market levels and the benefit of currency translation, plus organic growth • Record AUC/A of $54.5T at quarter-end • New 1Q26 servicing fee revenue wins of $56M, primarily driven by back office and Alternatives, which includes private markets and hedge funds2 • 1 new Alpha mandate win in 1Q261 Performance indicators 1Q26 business momentum 1Q26 performanceServicing fees ($M)

Management fees

Management fees ($M)[A]



+23%
+1%
$587
$600
$664
$717
$724
1Q25
2Q25
3Q25
4Q25
1Q26

Performance indicators[1]

	1Q25	2Q25	3Q25	4Q25	**1Q26**
AUM ($T)	$4.7	$5.1	$5.4	$5.7	**$5.6**
Net flows (QoQ) ($B)	(13)	82	26	85	**49**
By strategy ($B):					
Index Strategies and Solutions	$(12)	$96	$31	$65	**$38**
ETFs	–	15	38	51	**25**
Other Index	(12)	81	(7)	14	**13**
Active, Alternatives and Other	(2)	(13)	(15)	(4)	**3**
Cash	1	(1)	10	24	**8**

1Q26 performance

Management fees of $724M up 23% YoY and 1% QoQ

- Up 23% YoY driven by higher average market levels and net inflows
- Up 1% QoQ driven by net inflows and higher average market levels, partially offset by lower day count

1Q26 business momentum[1]

- **Product innovation**: 57 new products and solutions launched
  - Launched State Street IG Public & Private ABS ETF (PRAB), expanding actively managed access to global credit markets
  - Launched State Street Prime Money Market ETF extending reach with retail investors
  - Introduced co-branded ETF with Comdirect: Comdirect S&P All World State Street UCITS ETF, expanding ETFs-as-a-Service in Europe
- **Index Strategies and Solutions – ETFs**:
  - Net inflows of $25B driven by market share gains in U.S. Low-Cost ETF suite and positive momentum across U.S. Fixed Income, U.S. Sectors, and EMEA
  - Record quarterly SPYM inflows: #1 asset gathering ETF globally
- **Index Strategies and Solutions – Other Index**:
  - Net inflows of $13B led by Fixed Income and Multi-Asset Solutions

[A] Refer to page 14 in the Appendix for further details on the impact of reclassifications.
Figures may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 23.

5
STATE STREET

FX trading services and Securities finance

FX trading services[9, A]

(Ex-notable items, non-GAAP, $M)[B]



+29%
+24%
$337
$390
$364
$350
$435
1Q25
2Q25
3Q25
4Q25
1Q26

1Q26 performance

FX trading services of $435M up 29% YoY and 24% QoQ

- Up 29% YoY primarily due to higher volumes
- Up 24% QoQ driven by higher volumes and higher spreads associated with an increase in currency volatility

Securities finance ($M)



+2%
-9%
$114
$126
$138
$127
$116
1Q25
2Q25
3Q25
4Q25
1Q26

1Q26 performance

Securities finance of $116M up 2% YoY and down (9)% QoQ

- Up 2% YoY largely driven by higher client lending balances
- Down (9)% QoQ reflecting lower day count and a reduction in U.S. Equity specials

[A] Refer to page 14 in the Appendix for further details on the impact of reclassifications.
[B] Ex-notables and some other metrics (e.g., ROTCE) are non-GAAP presentations; refer to the Appendix for a reconciliation, and further explanations, of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 23.

6

STATE STREET

7 1Q25 2Q25 3Q25 4Q25 1Q26 ARR13 $373 $379 $402 $418 $418 New bookings14 9 6 9 31 1 Uninstalled revenue backlog15 137 143 145 155 151 Software services • 1Q26 ARR increased ~12% YoY driven by continued SaaS client conversions and implementations13 • Strong uninstalled revenue backlog, up 11% YoY15 Professional services Software and data (incl. SaaS)11 On-premises11 +7% 110 107 110 116 114 24 36 37 35 30 48 2120 1Q25 2Q25 16 3Q25 4Q25 1Q26 $158 $193 $167 $163 $169 3% 24% YoY % 3% Software services of $169M up 7% YoY and 4% QoQ10,12 • Software and data revenue of $114M increased 3% YoY primarily driven by 30+ go-lives and conversions • Professional services of $30M increased 24% YoY largely driven by increased demand from SaaS client implementations and conversions 9 Software services10,12 (Ex-notable items, non-GAAP, $M)A 1Q26 performance Performance indicators ($M) 1Q26 business momentum A Ex-notables and some other metrics (e.g., ROTCE) are non-GAAP presentations; refer to the Appendix for a reconciliation, and further explanations, of non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 23. +4%

Net interest income

NII ($M)[6]



+17%
+4%
$714
$729
$715
$802
$835
1Q25
2Q25
3Q25
4Q25
1Q26

NIM[6] (FTE, %)	1Q25	2Q25	3Q25	4Q25	1Q26
	1.00%	0.96%	0.96%	1.10%	**1.16%**

Average balance sheet highlights ($B)[A]

	1Q25	2Q25	3Q25	4Q25	**1Q26**
Interest-earning assets	$290	$305	$295	$289	**$293**
Interest-bearing deposits with banks (net)[16]	93	98	88	95	**100**
Investment portfolio	110	112	112	108	**107**
Loans[17]	44	45	47	48	**49**
Other interest-earning assets	34	39	40	30	**28**
Total deposits	$243	$261	$255	$254	**$258**
Interest-bearing deposits	218	237	231	227	**229**
Non-interest-bearing deposits	25	24	24	26	**29**

[A] Line items are rounded.
Refer to the Appendix included with this presentation for endnotes 1 to 23.

1Q26 performance

NII of $835M up 17% YoY and 4% QoQ

- Up 17% YoY primarily driven by a 16bps increase in NIM and a 1% increase in average interest-earning assets
  - NIM increased 16bps YoY largely due to an improved funding mix and investment portfolio repricing, partially offset by lower average market rates
  - Average interest-earning assets increased ~$4B YoY driven by an increase in client deposits, partially offset by lower wholesale funding
- Up 4% QoQ primarily driven by a 6bps increase in NIM and a 1% increase in average interest-earning assets
  - NIM increased 6bps QoQ primarily from an improved funding mix and investment portfolio repricing
  - Average interest-earning assets increased ~$4B QoQ largely due to an increase in client deposits

8 STATE STREET

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+9%
+6%
$2,450
$2,535
$2,681
YoY %
Comp. & benefits[18]
1,262
1,220
1,362
8%
Info. sys.[18]
497
533
587
18%
Tran. processing
258
256
283
10%
Occupancy[18]
103
104
100
(3)%
Other[18]
330
422
349
6%
1Q25
4Q25
1Q26

	1Q25	4Q25	1Q26	
GAAP Expenses	$2,450	$2,741	$2,811	YoY +15% QoQ +3%
Headcount	52,711	51,503	51,425	YoY -2% QoQ flat

1Q26 performance

(Ex-notable items, non-GAAP)[A]

Expenses of $2,681M up 9% YoY and 6% QoQ

- Up 9% YoY driven primarily by higher revenue-related costs, continued investments, and the negative impact of currency translation
- Up 6% QoQ driven by seasonal expenses (down 1% QoQ ex. seasonal expenses)[B]

- **Compensation and employee benefits of $1,362M**[18]
  - Up 8% YoY mainly due to performance-based incentive compensation, merit increases, and the impact of currency translation
  - Up 12% QoQ primarily driven by seasonal expenses and contractor spend
- **Information systems and communications of $587M**[18]
  - Up 18% YoY and 10% QoQ largely related to higher technology and infrastructure investments
- **Transaction processing services of $283M**
  - Up 10% YoY and 11% QoQ reflecting higher revenue related sub-custody costs
- **Other of $349M**[18]
  - Up 6% YoY largely reflecting higher revenue-related expenses and marketing costs
  - Down (17)% QoQ mainly due to lower marketing cost and professional fee spend

[A] Ex-notables and some other metrics (e.g., ROTCE) are non-GAAP presentations; refer to the Appendix for a reconciliation, and further explanations, of non-GAAP measures.
[B] 1Q25 and 1Q26 include $155M and $169M, respectively, of seasonal incentive compensation and benefits expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 23.

9 STATE STREET

Capital and liquidity

Capital (%, as of period-end)[5]

CET1 ratio (Standardized)



11.0%
10.7%
11.3%
11.6%
10.6%
10-11%
STT Target Range
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge
SCB[19]
Minimum ratio
1Q25
2Q25
3Q25
4Q25
1Q26
Requirement

Tier 1 leverage ratio



5.5%
5.3%
5.6%
5.5%
5.4%
5.25-5.75%
STT Target Range
4.0%
Minimum ratio
1Q25
2Q25
3Q25
4Q25
1Q26
Requirement

Supplementary leverage ratio



6.5%
6.3%
6.4%
6.5%
6.3%
3.5%
0.5%
3.0%
eSLR buffer[23]
Minimum ratio
1Q25
2Q25
3Q25
4Q25
1Q26
Requirement

Refer to the Appendix included with this presentation for endnotes 1 to 23.

Capital and liquidity metrics

	1Q25	4Q25	1Q26
Capital Return ($M)			
Declared common dividends	$220	$235	**$233**
Common share repurchases	100	400	**400**
Total capital return	320	635	**633**
Capital ($B)			
CET1 capital	$14.4	$14.8	**$14.8**
Tier 1 capital	17.9	18.4	**18.4**
RWA / Leverage ($B)			
Risk weighted assets (Standardized)	$130	$127	**$140**
Adjusted average assets (Tier 1)[20]	329	333	**342**
Leverage exposure (SLR)[21]	277	285	**290**
Liquidity (%)			
State Street Bank and Trust LCR[22]	139%	143%	**139%**

1Q26 performance

- Capital return of $633M to common shareholders; total payout ratio of 90%[4]
- Standardized CET1 ratio of 10.6% decreased (1.0)%pts QoQ, primarily due to a normalization in RWA from episodically low levels in the prior quarter, the impact of markets, and continued capital return, partially offset by capital generated from earnings
- Tier 1 leverage ratio of 5.4% decreased (0.1)%pts QoQ mainly driven by continued capital return and higher average balance sheet levels, partially offset by capital generated from earnings
- SLR of 6.3% decreased by (0.2)%pts QoQ largely due to continued capital return and higher leverage exposure, partially offset by capital generated from earnings

10

STATE STREET

11

12 Appendix State Street NDFI Overview 13 Impact of reclassifications 14 Reconciliation of notable items 15 Reconciliation of constant currency impacts 16 Endnotes & other information 17 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

State Street NDFI Overview

State Street's NDFI portfolio is strategically aligned with Investment Services clients and is highly collateralized, diversified and has demonstrated resilient performance across multiple credit cycles

All figures in $ billions

Total assets: $366.0B[A]

Total loans are 13% of total assets



NDFI ex BDC loans
BDC loans
Non-NDFI loans
8%
<1%
4%
87%
Total assets ex loans

End of period, as of 4Q25

Total loans: $46.8B

BDC loans represent <4% of total loans



Non-NDFI loans
33%
NDFI: ~2/3 of Total Loans ($31.4B)
63%
NDFI ex BDC loans
4%
BDC loans

End of period, as of 4Q25

Call Report reconciliation[A]



$31.4
Business credit intermediaries
21.2
Private equity
9.1
Other NDFI
1.1
NDFI lending (4Q25)
13.1
Subscription finance
12.8
AAA-rated CLOs
2.7
Real Money Funds
1.0
Other[C]
$1.8
BDC loans (4Q25)
$1.6
BDC loans (1Q26)

BDC loans: $1.6B[B]

- **Senior positioning**: Exposures are senior secured with substantial subordination (~80%, on average)
- **Diversified collateral**: Predominantly first-lien secured exposure across >3,500 underlying companies
- **Broad industry exposure**: Diversified, with technology representing ~20%
- **Structural protections**: Credit agreements dynamically reduce borrowing capacity and deleverage if collateral underperforms
- **Top-tier managers**: Support key client relationships and long-term strategic alignment

Source: 4Q25 Call Report, 2025 Form 10-K.
[A] Figures may not sum to total due to rounding. [B] End of period, as of 1Q26; other figures reflect latest available data. [C] Primarily includes investment-grade secured lending vehicles and lending to insurance companies and investment advisors.

13

STATE STREET

14 Impact of reclassifications 1Q25 2Q25 3Q25 4Q25 1Q26 FY2025 FY2026 YTD Fee revenue: Servicing fees - - - - - - - Management feesA $25 $38 $52 $55 $47 $170 $47 FX trading servicesA (25) (38) (52) (55) (47) (170) (47) Securities finance - - - - - - - Software servicesB (67) (61) (60) (58) (57) (246) (57) Other fee revenueB 67 61 60 58 57 246 57 Total fee revenue - - - - - - - Note: Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on Total fee revenue, Total revenue, or Net income, on either a consolidated or Line of Business basis. A In 1Q26, revenue related to distribution and marketing activities was reclassified from FX trading services to Management fees. B In 1Q26, Lending related and other fees, previously recognized within Software and processing fees, was reclassified to Other fee revenue, and the Software and processing fees caption has been changed to Software services.

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q25	2Q25	3Q25	4Q25	1Q26	% Change 1Q26 vs. 1Q25	% Change 1Q26 vs. 4Q25
Total fee revenue, GAAP-basis	$ 2,570	$ 2,719	$ 2,829	$ 2,862	$ 2,960	15.2%	3.4%
Less: Notable items:							
Foreign exchange trading services		(3)					
Client rescoping (revenue impact)		24					
Total fee revenue, excluding notable items	**$ 2,570**	**$ 2,740**	**$ 2,829**	**$ 2,862**	**$ 2,960**	15.2%	3.4%
Total revenue, GAAP-basis	$ 3,284	$ 3,448	$ 3,545	$ 3,667	$ 3,796	15.6%	3.5%
Less: Notable items:							
Foreign exchange trading services		(3)					
Client rescoping (revenue impact)		24					
Total revenue, excluding notable items	**$ 3,284**	**$ 3,469**	**$ 3,545**	**$ 3,667**	**$ 3,796**	15.6%	3.5%
Total expenses, GAAP basis	$ 2,450	$ 2,529	$ 2,434	$ 2,741	$ 2,811	14.7%	2.6%
Less: Notable items:							
Repositioning charges		(100)		(226)	(89)		
Client rescoping (expense impact)		(18)			(41)		
Other notable items		1		20			
Total expenses, excluding notable items	**$ 2,450**	**$ 2,412**	**$ 2,434**	**$ 2,535**	**$ 2,681**	9.4%	5.8%
Seasonal expenses	(155)				(169)		
Total expenses, excluding notable items and seasonal expense items	**$ 2,295**	**$ 2,412**	**$ 2,434**	**$ 2,535**	**$ 2,512**	9.5%	(0.9)%
Fee operating leverage, GAAP-basis (bps)[A]						45 bps	87 bps
Fee operating leverage, excluding notable items (bps)[B]						575 bps	(234) bps
Operating leverage, GAAP-basis (bps)[C]						86 bps	97 bps
Operating leverage, excluding notable items (bps)[D]						616 bps	(224) bps
Pre-tax margin, GAAP-basis (%)	25.0%	25.8%	31.1%	25.0%	25.5%	0.5% pts	0.5% pts
Notable items as reconciled above (%)		3.8%		5.7%	3.5%		
Pre-tax margin, excluding notable items (%)	**25.0%**	**29.6%**	**31.1%**	**30.7%**	**29.0%**	4.0% pts	(1.7)% pts
Net income available to common shareholders, GAAP-basis	$ 597	$ 630	$ 802	$ 688	$ 705	18.1%	2.5%
Notable items as reconciled above: pre-tax		138		206	130		
Tax impact on notable items as reconciled above		(35)		(49)	(32)		
Net income available to common shareholders, excluding notable items	**$ 597**	**$ 733**	**$ 802**	**$ 845**	**$ 803**	34.5%	(5.0)%
Diluted EPS, GAAP-basis	$ 2.04	$ 2.17	$ 2.78	$ 2.42	$ 2.49	22.1%	2.9%
Notable items as reconciled above		0.36		0.55	0.35		
Diluted EPS, excluding notable items	**$ 2.04**	**$ 2.53**	**$ 2.78**	**$ 2.97**	**$ 2.84**	39.2%	(4.4)%

[A] Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items. [C] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [D] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

15 STATE STREET

Reconciliation of constant currency impacts

Reconciliation of Constant Currency FX Impacts

(Dollars in millions)	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency	
	1Q25	4Q25	1Q26	1Q26 vs. 1Q25	1Q26 vs. 4Q25	1Q26 vs. 1Q25	1Q26 vs. 4Q25	1Q26 vs. 1Q25	1Q26 vs. 4Q25
Non-GAAP basis									
Servicing fees, excluding notable items	$ 1,275	$ 1,388	$ 1,409	$ 35	$ 5	$ 1,374	$ 1,404	7.8%	1.2%
Management fees, excluding notable items	587	717	724	5	1	719	723	22.5%	0.8%
Foreign exchange trading services, excluding notable items	337	350	435	-	-	435	435	29.1%	24.3%
Securities finance, excluding notable items	114	127	116	-	-	116	116	1.8%	(8.7)%
Software services, excluding notable items	158	163	169	1	-	168	169	6.3%	3.7%
Other fee revenue, excluding notable items	99	117	107	-	-	107	107	8.1%	(8.5)%
Total fee revenue, excluding notable items	2,570	2,862	2,960	41	6	2,919	2,954	13.6%	3.2%
Net interest income, excluding notable items	714	802	835	22	3	813	832	13.9%	3.7%
Total other income, excluding notable items	-	3	1	-	-	1	1	nm	(66.7)%
Total revenue, excluding notable items	$ 3,284	$ 3,667	$ 3,796	$ 63	$ 9	$ 3,733	$ 3,787	13.7%	3.3%
Compensation and employee benefits, excluding notable items	$ 1,262	$ 1,220	$ 1,362	$ 33	$ 3	$ 1,329	$ 1,359	5.3%	11.4%
Information systems and communications, excluding notable items	497	533	587	3	-	584	587	17.5%	10.1%
Transaction processing services, excluding notable items	258	256	283	4	-	279	283	8.1%	10.5%
Occupancy, excluding notable items	103	104	100	2	-	98	100	(4.9)%	(3.8)%
Other expenses, excluding notable items	330	422	349	10	2	339	347	2.7%	(17.8)%
Total expenses, excluding notable items	$ 2,450	$ 2,535	$ 2,681	$ 52	$ 5	$ 2,629	$ 2,676	7.3%	5.6%

nm Not meaningful

16

STATE STREET

17 Endnotes & other information This presentation (and the conference call accompanying it) includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its first quarter 2026 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation (and the conference call accompanying it) is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. No other information on our website is incorporated herein by reference. 1. New investment servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, consents or assignments, approval of applicable boards and shareholders, customary regulatory approvals or other conditions, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New investment servicing mandates and servicing assets/fees remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose or anonymously disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new investment servicing mandates and reflected in servicing assets/fees remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis based on factors present on or about the time we determine the business to be won by us and are not updated based on subsequent developments, including changes in assets, market valuations, scope and, potentially termination. Such assets therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new investment servicing and investment management mandates may be reflected in our AUC/A and AUM as of any particular date specified. AUC/A values for certain asset classes are based on a lag, typically one- month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. 2. Servicing fee revenue wins (i.e., “sales”) and backlog (i.e., "to be installed") represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period, which may include anticipated servicing-related revenues associated with acquisitions or structured transactions, based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new investment servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new investment servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 1 above in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. Both AUC/A and servicing fee revenue, when presented on a "backlog" or "to be installed" basis, are presented as of period-end. Separately, quarterly servicing fee revenue wins and AUC/A wins may not sum to full-year totals due to rounding. 3. State Street was recognized at the ETF.com 2026 ETF Awards for Best New Multi-Asset ETF, Best New ETF, and Best New Active ETF for the State Street® Bridgewater® All Weather® ETF (ALLW), and Best New U.S. Fixed Income ETF for the State Street® IG Public & Private Credit ETF (PRIV). 4. Capital returned represents $233M of common stock dividends declared during 1Q26 and $400M of common share repurchases made in 1Q26. Total payout represents capital returned divided by net income available to common shareholders over the period of 1Q26. The total payout ratio was 90% in 1Q26. 5. Unless otherwise noted, all capital ratios referenced on this page and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter-end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 1Q25 through 1Q26. Refer to the Addendum for descriptions of these ratios. 1Q26 capital ratios are presented as of quarter-end and are preliminary estimates. 6. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE- basis to NII GAAP-basis on the Average Statement of Condition. 7. Other fee revenue primarily consists of income from lending-related activities, certain tax-advantaged investments, equity investments, and market-related adjustments. Other fee revenue increased 8% compared to 1Q25, primarily due to FX-related adjustments and market-related adjustments, partially offset by lower lending-related and other fees. Other fee revenue decreased (9)% compared to 4Q25, primarily due to lending-related and other fees.

18 Endnotes & other information (cont.) 8. 4Q25 Repositioning charges of $(226)M represents $111M reflected in Compensation and employee benefits primarily from workforce rationalization, $69M reflected in Occupancy costs associated with real estate footprint optimization, and Operating model changes of $24M and $22M reflected in Information Systems and Communications and Other expenses, respectively. 1Q26 Repositioning charges of $(89)M represents $79M reflected in Compensation and employee benefits primarily from workforce rationalization, Operating model changes of $9M reflected in Information systems and communications, and a $1M charge reflected in Occupancy costs associated with real estate footprint optimization. 1Q26 Client rescoping of $(41)M reflected in Information systems and communications. 9. GAAP FX trading services of $393M in 2Q25 included a notable item related to a revenue-related recovery of $3M associated with the proceeds from a 2018 FX benchmark litigation resolution. Excluding this notable item, 2Q25 adjusted FX trading services was $390M. 10. GAAP Software services of $169M in 2Q25 included a notable item related to an Alpha-related client rescoping of $24M. Excluding this notable item, 2Q25 adjusted Software services was $193M. 11. On-premises revenue is revenue derived from locally installed software. Software and data revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for On-premises installations differs from Software and data revenue. 12. Software services revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $3-4M in each of 1Q25 through 1Q26. Revenue line items may not sum to total due to rounding. 13. Software services annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and CRD for Private Markets and includes the annualized amount of most Software and data revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Software services ARR does not include Software and data brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from On-premises software. 14. Software services bookings represent signed ARR contract values for CRD, CRD for Private Markets, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including State Street Investment Management. Software services revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 15. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, CRD for Private Markets and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of On-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 16. These deposits primarily reflect our maintenance of cash balances at the Federal Reserve, the ECB and other non-U.S. central banks. 17. Average loans are presented on a gross basis. Refer to the Addendum for average loans net of expected credit losses. 18. GAAP Compensation and employee benefits expenses of $1,441M in 1Q26 included a notable item related to a repositioning charge of $79M. GAAP Compensation and employee benefits expenses of $1,331M in 4Q25 included a notable item related to a repositioning charge of $111M. Excluding these notable items, adjusted 1Q26 Compensation and employee benefits of $1,362M increased 12% compared to adjusted 4Q25 Compensation and employee benefits of $1,220M. GAAP Information systems and communications expenses of $637M in 1Q26 included notable items related to a client rescoping of $41M and operating model changes of $9M. GAAP Information systems and communications expenses of $557M in 4Q25 included a notable item related to operating model changes of $24M. Excluding these notable items, adjusted 1Q26 Information systems and communications expenses of $587M increased 10% compared to adjusted 4Q25 Information systems and communications expenses of $533M. GAAP Occupancy expenses of $101M in 1Q26 included a notable item related to a repositioning charge of $1M. GAAP Occupancy expenses of $173M in 4Q25 included a notable item related to a repositioning charge of $69M. Excluding these notable items, adjusted 1Q26 Occupancy expenses of $100M decreased 4% compared to adjusted 4Q25 Occupancy expenses of $104M. GAAP Other expenses of $424M in 4Q25 included notable items related to an FDIC special assessment release of $60M, legal and related costs of $40M, and a charge related to operating model changes of $22M. Excluding these notable items, adjusted 1Q26 Other expenses of $349M decreased 17% compared to adjusted 4Q25 Other expenses of $422M. 19. The SCB of 2.5% effective on October 1, 2025 is calculated based upon the results of the 2025 Federal Reserve supervisory stress test. 20. Adjusted average assets (Tier 1) is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 21. The Tier 1 leverage ratio differs from the SLR primarily in that the denominator of the Tier 1 leverage ratio is a quarterly average of on-balance sheet assets, while the SLR additionally includes off-balance sheet exposures. In addition, STT’s SLR includes regulatory deductions. Refer to the Addendum for additional information on regulatory capital. 22. State Street Corporation LCR in 1Q26 was flat QoQ at ~106%; State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT, and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. 23. Effective January 1, 2026, State Street early adopted the new eSLR rule, reducing SSC’s and SSBT’s SLR requirements from 5.0% and 6.0%, respectively, to 3.5%.

19 Forward-looking statements This Presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "estimate," "will," "opportunity," "strategy," "future," "driver," “outlook,” “priority,” “expect,” “intend,” “aim,” “outcome,” “future,” “pipeline,” “trajectory,” “target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, changes in U.S. trade or other policies or those policies of other nations, the ongoing conflicts in Ukraine and in the Middle East, major political shifts domestically or internationally, (including the potential for retaliatory actions by governments, market participants or clients based on diverging perspectives or otherwise, and, separately, the recent shutdown of the U.S. federal government), actions taken by central banks in an attempt to address prevailing economic conditions, changes in monetary policy or periods of significant volatility in the markets for equity, fixed income and other asset classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and those related to wealth servicing, alternative investment management or digital assets or incorporating artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased risks; Our business may be negatively affected by risks associated with strategic initiatives we are undertaking to enhance the effectiveness, including the adoption or integration of new technologies such as artificial intelligence, and efficiency of our operations and of our cybersecurity and technology infrastructure or by our failure to meet the related, resiliency or other expectations of our clients and regulators, or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Our risk management framework, models and processes may not be effective in identifying or mitigating risk and reducing the potential for related losses, and a failure or circumvention of our controls and procedures, or errors or delays in our operational and transaction processing, or those of third parties, could have an adverse effect on our business, financial condition, operating results and reputation; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, changes in prevailing interest rates or market conditions have led, and were they to persist or occur in the future could further lead, to decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to and may decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix, as well as the timing of new business onboarding; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; Our return of capital to shareholders through common share repurchases and common stock dividends may be variable and is subject to various business and financial factors and regulatory requirements and approvals of our Board of Directors; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing government regulation and supervision in the U.S. and non-U.S. jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political, regulatory and client scrutiny of investment management, stewardship and sustainable investment strategies and services offered; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our businesses may be negatively affected by adverse publicity or other reputational harm; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model, and outsourcing to, or insourcing from, third parties expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners’ or clients’ information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance, and lapses in disclosure controls and procedures or internal control over financial reporting could occur, any of which could result in material harm; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of global regulatory requirements and expectations, shifting client preferences, and disclosure requirements related to climate risks and sustainability standards could adversely affect us; and We may incur losses or face negative impacts on our business as a result of unforeseen events, including terrorist attacks, geopolitical events, acute or chronic physical risk events, including natural disasters, pandemics, global conflicts, or a banking crisis, which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2025 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not be relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

20 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may sometimes present ratios, such as return on tangible common equity, based on an adjusted common shareholder equity metric, "tangible common equity", which reflects a reduction (net of deferred taxes) for goodwill and other intangible assets, as we believe this presentation provides additional context about our use of equity. As an additional example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the “Reconciliation of notable items” in this Appendix and to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Results”.

21 Definitions ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management BDC Business Development Company CET1 ratio Common equity tier 1 ratio CLO Collateralized Loan Obligation CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EMEA Europe, Middle East and Africa EPS Earnings per share ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable FIX The Charles River Network's FIX Network Service (CRN) is an end-to-end trade execution and support service facilitating electronic trading between Charles River's asset management and broker clients FTE Fully taxable-equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HQLA High Quality Liquid Assets LCR Liquidity Coverage Ratio NDFI Nondepository Financial Institutions Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful NYSE New York Stock Exchange On-premises On-premises revenue as recognized in Software services Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the corresponding prior year period, as applicable %Pts Percentage points is the difference from one percentage value subtracted from another Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax margin Income before income tax expense divided by total revenue Quarter-over-Quarter (QoQ) Sequential quarter comparison Return on average equity (ROE) Net income available to common shareholders divided by average common equity Return on average tangible common equity (ROTCE) Net income available to common shareholders divided by average tangible common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer SEC Securities Exchange Commission SSC State Street Corporation Year-over-Year (YoY) Current period compared to the same period a year ago